UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2007

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Sequa Corporation
(Exact name of registrant as specified in its charter)

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Delaware	1-804	13-1885030
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

200 Park Ave.
New York, New York 10166
(Address of principal executive offices)

(212) 986-5500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Transaction Bonus and Severance Agreements of Sequa Corporation (the “Company”) listed below memorialize the severance and transaction bonuses disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed August 27, 2007 (the “Merger Proxy Statement”) soliciting the votes of shareholders on the proposed merger (the “Merger”) with certain affiliates of The Carlyle Group.

On September 5, 2007, the Company signed a Transaction Bonus and Severance Agreement with Gerard M. Dombek and on October 24, 2007, the Company signed an Amendment to Mr. Dombek’s Employment Agreement with the Company dated May 31, 2005, as amended by letter agreements dated May 10, 2006 and May 3, 2007.

On October 23, 2007, the Company signed a Transaction Bonus and Severance Agreement with John J. Dowling III and on October 23, 2007, the Company signed an Amendment to Mr. Dowling’s Employment Agreement with the Company dated May 31, 2005, as amended by letter agreements dated May 10, 2006 and May 3, 2007.

On October 23, 2007, the Company signed a Transaction Bonus and Severance Agreement with Kenneth J. Binder.

On September 5, 2007, Sequa Corporation (the “Company”) signed a Transaction Bonus Agreement with Robert F. Ellis.

Mr. Binder, Mr. Dowling and Mr. Dombek are each named executive officers, as that term is defined in the Merger Proxy Statement.  Mr. Ellis is an executive of Warwick International Group Limited, a subsidiary of the Company.

The Agreements include transaction bonuses payable to the executives in a single lump sum until completion of the Merger, provided that the executive continues to be employed by the Company following the Merger.  The Agreements include the transaction bonuses previously disclosed in the Merger Proxy Statement (which are: Mr. Binder, $1,500,000;  Mr. Dowling, $750,000; Mr. Dombek, $600,000) and a bonus for Robert F. Ellis of $900,000 upon any divestiture by the Company of Warwick International Group Limited.  Mr. Ellis’s bonus was previously disclosed in the Company’s report on Form 8-K filed July 10, 2007.

The Agreements also provide severance pay for Mr. Binder, Mr. Dombek and Mr. Dowling conditioned on the closing of the Merger and there being a qualifying termination of employment within 24 months thereafter.  Severance pay is a multiple (the “Multiple”) of the annual base salary of the executives.  The Multiple for the executives is as follows: Mr. Binder, three (3) times, Mr. Dowling, two (2) times and Mr. Dombek, two (2) times.

The Amendments to the Employment Agreements listed above are primarily intended to make those Employment Agreements compliant with Section 409A of the Internal Revenue Code.

Item 9.01.                      Financial Statements and Exhibits.

Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description[1]

10.1.1	Transaction Bonus and Severance Agreement between Sequa Corporation and Gerard M. Dombek dated September 5, 2007.

10.1.2	Amendment to Employment Agreement between Sequa Corporation and Gerard M. Dombek dated October 24, 2007.

10.1.3	Amendment to Employment Agreement between Sequa Corporation and Gerard M. Dombek dated May 3, 2007.

10.1.4
Employment Agreement dated as of May 31, 2005 between Sequa Corporation and Gerard Dombek (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed on June 13, 2005), and Extension of Employment Agreement dated as of May 31, 2005 by and between Sequa Corporation and Gerard Dombek (incorporated by reference to Exhibit 10.4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, filed on August 4, 2006).

10.2.1	Transaction Bonus and Severance Agreement between Sequa Corporation and John J. Dowling III dated October 23, 2007.

10.2.2	Amendment to Employment Agreement between Sequa Corporation and John J. Dowling III dated October 23, 2007.

10.2.3	Amendment to Employment Agreement between Sequa Corporation and John J. Dowling III dated May 3, 2007.

10.2.4
Employment Agreement dated as of May 31, 2005 between Sequa Corporation and John J. Dowling III (incorporated by reference to Exhibit 10.10 of the Company’s Report on Form 10-Q for the quarter ended June 30, 2005, filed on August 5, 2005) , and Extension of Employment Agreement dated as of May 31, 2005 by and between Sequa Corporation and John J. Dowling III (incorporated by reference to Exhibit 10.6 of the Company’s report on Form 10-Q for the quarter ended June 30, 2006, filed on August 4, 2006).

10.3	Transaction Bonus and Severance Agreement between Sequa Corporation and Kenneth J. Binder dated October 23, 2007.

10.4	Transaction Bonus and Agreement between Sequa Corporation and Robert F. Ellis dated September 5, 2007.

1     File number for all Forms 10-K, 10-Q and 8-K, certain exhibits to which are incorporated by reference, is 1-804.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2007
Sequa Corporation By: /s/ Kenneth J. Binder Kenneth J. Binder Executive Vice President, Finance (Chief Financial Officer)

EXHIBIT INDEX
Exhibit No.	Description[2]

10.1.1	Transaction Bonus and Severance Agreement between Sequa Corporation and Gerard M. Dombek dated September 5, 2007.

10.1.2	Amendment to Employment Agreement between Sequa Corporation and Gerard M. Dombek dated October 24, 2007.

10.1.3	Amendment to Employment Agreement between Sequa Corporation and Gerard M. Dombek dated May 3, 2007.

10.1.4
Employment Agreement dated as of May 31, 2005 between Sequa Corporation and Gerard Dombek (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed on June 13, 2005), and Extension of Employment Agreement dated as of May 31, 2005 by and between Sequa Corporation and Gerard Dombek (incorporated by reference to Exhibit 10.4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, filed on August 4, 2006).

10.2.1	Transaction Bonus and Severance Agreement between Sequa Corporation and John J. Dowling III dated October 23, 2007.

10.2.2	Amendment to Employment Agreement between Sequa Corporation and John J. Dowling III dated October 23, 2007.

10.2.3	Amendment to Employment Agreement between Sequa Corporation and John J. Dowling III dated May 3, 2007.

10.2.4
Employment Agreement dated as of May 31, 2005 between Sequa Corporation and John J. Dowling III (incorporated by reference to Exhibit 10.10 of the Company’s Report on Form 10-Q for the quarter ended June 30, 2005, filed on August 5, 2005) , and Extension of Employment Agreement dated as of May 31, 2005 by and between Sequa Corporation and John J. Dowling III (incorporated by reference to Exhibit 10.6 of the Company’s report on Form 10-Q for the quarter ended June 30, 2006, filed on August 4, 2006).

10.3	Transaction Bonus and Severance Agreement between Sequa Corporation and Kenneth J. Binder dated October 23, 2007.

10.4	Transaction Bonus and Agreement between Sequa Corporation and Robert F. Ellis dated September 5, 2007.

2     File number for all Forms 10-K, 10-Q and 8-K, certain exhibits to which are incorporated by reference, is 1-804.